October 31, 2002

================================================================================
       Oppenheimer                          Annual Report
       Value Fund                             --------
                                             Management
                                            Commentaries
================================================================================

Fund Highlights

Performance Update

Investment Strategy Discussion

Financial Statements

"In an environment characterized by a weak economy, corporate scandals and heightened international tensions, our stock selection strategy enabled the Fund to avoid the full brunt of the stock market's general decline in several industry groups, most notably technology, financial services and industrials."

                                                  [LOGO] OppenheimerFunds[R]
                                                         The Right Way to Invest

HIGHLIGHTS

    CONTENTS

1   Letter to Shareholders

3   An Interview
    with Your Fund's
    Manager

7   Fund Performance

13  Financial
    Statements

31  Independent
    Auditors' Report

32  Federal Income Tax
    Information

35  Directors and Officers


Fund Objective
Oppenheimer Value Fund seeks long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of income is a secondary consideration.

Fund Highlight
According to Lipper, Inc., the Fund's Class A shares ranked in the top 10% (18/352) of large-cap value funds for the one-year period ended October 31, 2002.1




Average Annual Total Returns*
          For the 1-Year Period
          Ended 10/31/02

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   -7.15%       -12.49%
---------------------------------
Class B   -7.87        -12.47
---------------------------------
Class C   -7.85         -8.77
---------------------------------
Class N   -7.41         -8.33
---------------------------------
Class Y   -7.18


Top Ten Common Stock Holdings 2
AT&T Corp.                                    6.6%
Bank of America Corp.                         5.6
American International Group, Inc.            5.4
SLM Corp.                                     5.2
BP plc, ADR                                   4.9
Boeing Co.                                    4.5
Sappi Ltd., Sponsored ADR                     4.5
Freddie Mac                                   3.8
Lockheed Martin Corp.                         3.5
Nike, Inc., Cl. B                             3.5

For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 11 for further details.

1. Source: Lipper, Inc. Lipper rankings are based on total returns, but do not consider sales charges. The Fund's Class A shares ranked, in the Lipper Large-Cap Value Fund category, 123/180 for the five-year and 32/60 for the ten-year period ended 10/31/02. Past performance is no guarantee of future results.

2. Portfolio's holdings and strategies are subject to change. Percentages are as of October 31, 2002, and are based on net assets.

LETTER TO SHAREHOLDERS


Dear Shareholder,

In the last 100 years, there have been about 30 bear markets--each one ultimately followed by a recovery. Although markets in 2002 proved to be challenging and extremely volatile, we now find ourselves in a changing economic environment punctuated by moderate growth and the lowest interest rates we've seen in 40 years. At OppenheimerFunds, we continue to believe in the growth, ingenuity, and underlying strength of our economy and the markets for the long haul.
   We also understand that your investments with us may represent retirement, a future home or a college education. We take very seriously the responsibility of helping you work toward your goals. In good markets and in bad, we are committed to providing you with the investment products and services that can help you achieve your financial objectives.
   In recent years, many of us have seen the assets we count on for the future decrease in value, sometimes significantly, making it extremely difficult to stick to long-term investing plans. Yet basic investment principles of asset allocation and diversification are most important precisely at the times when we seem most ready to abandon them. As a valued shareholder, we encourage you to stay the course and focus on your long-term goals.
   Of course that doesn't mean ignoring your portfolio. When the financial markets make major moves, portfolio changes may be necessary to adjust risk, rebalance allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and most importantly, work closely with your financial advisor to ensure that any changes you make fit within your long-term investing plan.



[SIDEBAR]
[PHOTO OF JOHN V. MURPHY]
John V. Murphy
President
Oppenheimer
Value Fund



                           1 | OPPENHEIMER VALUE FUND

LETTER TO SHAREHOLDERS

   With that said, we also expect the road ahead to present new and unique challenges. It is our belief that adhering to core investment principles can help you reach your goals. The principles of investing aren't exciting or easy. All they are is true. We hope you share the same convictions as we greet the start of the New Year and thank you for your continued faith in OppenheimerFunds, The Right Way to Invest.

Sincerely,
/s/John V. Murphy
-----------------
John V. Murphy
November 21, 2002


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

For more current information regarding your Fund, please access the OppenheimerFunds website at www.oppenheimerfunds.com where you will find weekly Market Updates, and monthly Fund updates including the most recent list of top holdings.



                           2 | OPPENHEIMER VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER


Q
How did Oppenheimer Value Fund perform over the 12-month period that ended October 31, 2002?
A. The reporting period saw a very difficult investment environment, in which stocks within virtually every economic sector declined. Nonetheless, we are pleased that the Fund's -7.15% Class A total return without sales charge exceeded the -15.10% return produced by its benchmark, the S&P 500 Index.3 The Fund also produced higher returns (without sales charge) than the average return of the 352 funds in its peer group (-14.27%), the Lipper Large Cap Value category. We attribute the Fund's relatively strong performance to our stock selection strategy, which enabled the Fund to beat the averages in eight of ten industry sectors.

What external events influenced the Fund's performance?
The entire stock market was adversely influenced by a lackluster economy and negative investor sentiment related to high-profile accounting irregularities, corporate scandals, September 11th and heightened international tension in the Middle East.
   When the reporting period began, the events of September 11th had intensified the 2001 economic recession. In response, the Federal Reserve Board continued to reduce interest rates aggressively, driving the federal funds rate to 1.75%, its lowest level in 40 years. Stocks responded positively to these moves, rallying off the lows established after the attacks as investors increasingly looked forward to the end of the recession. When the economic recovery arrived in early 2002, however, it proved to be weaker than most investors expected. Although consumer spending remained strong, corporations continued to cancel or postpone capital spending plans, which put pressure on their vendors' earnings. As a result, stocks fell sharply during the second and third quarters of 2002.


[SIDEBAR]
Portfolio Manager
Chris Leavy


3. For more information on the Fund's benchmark, please see "Comparing the Fund's Performance to the Market" on page 7.



                           3 | OPPENHEIMER VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

   Lackluster economic conditions were aggravated by widespread concerns related to the war on terrorism and possible U.S. military action in Iraq. In addition, a number of corporate scandals among some major U.S. corporations caused investors to question the veracity of companies' financial statements, putting further downward pressure on stock prices.

Where did you find the most compelling opportunities in this challenging investment environment?
Our stock selection strategy enabled the Fund to avoid the full brunt of the stock market's general decline in several industry groups, most notably technology, financial services and industrials. In the technology area, the Fund received particularly good performance from wireless communications provider QUALCOMM, Inc., whose CDMA (Code Division Multiple Access) standard captured a larger market share. Similarly, Pinnacle Systems, Inc. benefited from rising demand for computer-based video editing and distribution systems. In the financial services group, strong relative returns were driven by stocks such as SLM Corp. ("Sallie Mae"), the leading provider of student loans, which rose as the company gained market share amid strong loan demand. Insurance giant American International Group, Inc. also performed well in a favorable pricing environment. In the industrials sector, the Fund's relatively heavy exposure to defense contractors boosted returns when defense spending increased after September 11th.
   However, our stock selection strategy caused the Fund to lag in two of the ten major economic sectors, albeit modestly. In the energy group, asbestos-related litigation concerns hurt the stock of Ashland, Inc., offsetting good performance from other energy holdings. Similarly, in the healthcare area, deteriorating business fundamentals at Bristol Myers Squibb Co. detracted from overall performance.


[SIDEBAR]
While we're never satisfied with negative returns, we are nonetheless pleased that we successfully picked the right stocks in eight out of the ten major market sectors represented in our benchmark.



                           4 | OPPENHEIMER VALUE FUND

Did the Fund's composition change significantly during the reporting period?
By design, changes were modest. Our investment approach focuses primarily on security selection. We may then emphasize those areas we believe will perform best and de-emphasize those that we expect to lag. However, the bulk of the Fund's relative returns are derived from our stock selection strategy, in which we conduct company-by-company research to identify what we believe to be the most promising value-oriented stocks within each sector.
   With that said, we slightly reduced the Fund's exposure to the industrials sector by taking profits in defense contractors that had gained value. We redeployed some of those proceeds to the healthcare sector, where we found an attractively valued health insurance company with strong future earnings power.

Where are you currently finding opportunities, and how is the Fund positioned for the future?
After almost 2-1/2 years of deteriorating business fundamentals and steep stock price declines, we have recently begun to find attractive values among certain technology stocks that, in our view, enjoy sound business fundamentals. We believe that these stocks will be among the long-term survivors of the "tech wreck," and their stock prices should rebound strongly when the economy gains momentum. On the other hand, we are finding relatively few compelling values among consumer-oriented stocks, many of which have appreciated over the past 12 months.


Average Annual
Total Returns with
Sales Charge

For the Periods Ended 9/30/02 4
Class A
1-Year  5-Year 10-Year
-------------------------
-15.86% -5.42%  7.37%

Class B        Since
1-Year  5-Year Inception
-------------------------
-15.83% -5.29%  3.00%

Class C        Since
1-Year  5-Year Inception
-------------------------
-12.25% -5.00%  1.20%

Class N        Since
1-Year  5-Year Inception
-------------------------
-11.78% N/A   -16.18%

Class Y        Since
1-Year  5-Year Inception
-------------------------
-10.35% -3.97%  0.93%



4. See Notes on page 11 for further details.



                           5 | OPPENHEIMER VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

   Overall, we have maintained our focus on companies that have demonstrated their ability to generate strong earnings, even during trying economic times. In our view, paying close attention to business fundamentals is key to what makes Oppenheimer Value Fund an important part of The Right Way to Invest.


Top Five Common Stock Industries 6
----------------------------------------------
Diversified Financials                   14.3%
----------------------------------------------
Insurance                                 9.9
----------------------------------------------
Aerospace & Defense                       8.0
----------------------------------------------
Banks                                     7.6
----------------------------------------------
Wireless Telecommunication Services       6.6


[SIDEBAR]
Sector Allocation 5

[PIE CHART]
o Financials            34.3%
    Diversified
    Financials          15.4
    Insurance           10.7
    Banks                8.2
o Information
  Technology            12.5
o Industrials           10.8
o Telecommunication
  Services               9.5
o Consumer
  Discretionary          9.1
o Energy                 7.2
o Materials              6.3
o Health Care            5.9
o Utilities              3.1
o Consumer
   Staples               1.3


5. Portfolio's holdings and allocations are subject to change. Percentages are as of October 31, 2002, and are based on total market value of common stock holdings.

6. Portfolio's holdings and allocations are subject to change. Percentages are as of October 31, 2002, and are based on net assets.



                           6 | OPPENHEIMER VALUE FUND

FUND PERFORMANCE

How Has the Fund Performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended October 31, 2002, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's Discussion of Performance. During the Fund's fiscal year that ended October 31, 2002, Oppenheimer Value Fund's strong performance relative to its benchmark, the S&P 500 and peer group was driven by its security selection strategy. The Fund particularly benefited from its holdings of technology, industrial and financial services stocks, which performed better in the aggregate than their respective components on the value side of the S&P 500 Index. Only the Fund's energy and health care holdings trailed their respective Index components (10 sectors in all), and in each case the margin of difference was minimal. The Fund slightly reduced its exposure to the industrials group after taking profits in stocks of defense contractors that had gained value, and it modestly increased its exposure to health care stocks. The Fund's portfolio holdings and allocations are subject to change.

Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until October 31, 2002. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B, performance is measured from inception of the class on October 2, 1995. In the case of Class C, performance is measured from inception of the class on May 1, 1996. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. In the case of Class Y, performance is measured from inception of the class on December 16, 1996. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C shares and Class N, and reinvestments of all dividends and capital gains distributions. There is no sales charge applicable for Class Y shares.

   The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.



                           7 | OPPENHEIMER VALUE FUND

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:


[LINE CHART]
                         Oppenheimer Value Fund (Class A)  S&P 500 Index
12/31/1992                             9,425                  10,000
03/31/1993                            10,182                  10,436
06/30/1993                            10,757                  10,486
09/30/1993                            11,238                  10,757
12/31/1993                            11,396                  11,006
03/31/1994                            11,132                  10,589
06/30/1994                            10,914                  10,633
09/30/1994                            11,472                  11,152
12/31/1994                            11,321                  11,150
03/31/1995                            12,318                  12,235
06/30/1995                            13,363                  13,401
09/30/1995                            14,499                  14,465
12/31/1995                            15,442                  15,335
03/31/1996                            16,178                  16,158
06/30/1996                            16,381                  16,883
09/30/1996                            16,836                  17,405
10/31/1996 7                          17,204                  17,884
01/31/1997                            19,033                  20,031
04/30/1997                            19,043                  20,515
07/31/1997                            22,471                  24,546
10/31/1997                            21,953                  23,625
01/31/1998                            22,270                  25,420
04/30/1998                            25,086                  28,940
07/31/1998                            23,551                  29,285
10/31/1998                            22,446                  28,826
01/31/1999                            24,950                  33,684
04/30/1999                            25,152                  35,257
07/31/1999                            24,725                  35,201
10/31/1999                            23,253                  36,223
01/31/2000                            21,877                  37,167
04/30/2000                            23,550                  38,825
07/31/2000                            23,032                  38,357
10/31/2000                            22,647                  38,424
01/31/2001                            24,614                  36,832
04/30/2001                            24,104                  33,791
07/31/2001                            24,412                  32,864
10/31/2001                            21,379                  28,861
01/31/2002                            23,450                  30,889
04/30/2002                            23,477                  29,528
07/31/2002                            19,797                  25,103
10/31/2002                            19,851                  24,504

Average Annual Total Returns of Class A Shares of the Fund at 10/31/02*
1-Year -12.49%   5-Year -3.15%   10-Year 7.86%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
               Oppenheimer Value Fund (Class B)     S&P 500 Index
10/02/1995                10,000                        10,000
12/31/1995                10,804                        10,602
03/31/1996                11,294                        11,170
06/30/1996                11,399                        11,671
09/30/1996                11,683                        12,032
10/31/1996 7              11,930                        12,364
01/31/1997                13,169                        13,848
04/30/1997                13,143                        14,183
07/31/1997                15,487                        16,969
10/31/1997                15,105                        16,332
01/31/1998                15,287                        17,573
04/30/1998                17,188                        20,007
07/31/1998                16,114                        20,245
10/31/1998                15,327                        19,928
01/31/1999                17,002                        23,286
04/30/1999                17,109                        24,374
07/31/1999                16,780                        24,335
10/31/1999                15,754                        25,041
01/31/2000                14,798                        25,694
04/30/2000                15,901                        26,841
07/31/2000                15,515                        26,517
10/31/2000                15,237                        26,563
01/31/2001                16,526                        25,463
04/30/2001                16,158                        23,360
07/31/2001                16,328                        22,719
10/31/2001                14,280                        19,952
01/31/2002                15,663                        21,354
04/30/2002                15,680                        20,413
07/31/2002                13,223                        17,354
10/31/2002                13,258                        16,940

Average Annual Total Returns of Class B Shares of the Fund at 10/31/02*
1-Year -12.47%   5-Year -3.02%   Since Inception 4.05%

7. The Fund changed its fiscal year end from 12/31 to 10/31.

* See Notes on page 11 for further details.





                           8 | OPPENHEIMER VALUE FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:


[LINE CHART]
                Oppenheimer Value Fund (Class C)      S&P 500 Index
05/01/1996                 10,000                         10,000
06/30/1996                 10,061                         10,297
09/30/1996                 10,314                         10,615
10/31/1996 7               10,535                         10,908
01/31/1997                 11,629                         12,217
04/30/1997                 11,606                         12,512
07/31/1997                 13,676                         14,971
10/31/1997                 13,341                         14,409
01/31/1998                 13,508                         15,503
04/30/1998                 15,186                         17,650
07/31/1998                 14,233                         17,861
10/31/1998                 13,537                         17,581
01/31/1999                 15,012                         20,544
04/30/1999                 15,115                         21,503
07/31/1999                 14,821                         21,469
10/31/1999                 13,918                         22,092
01/31/2000                 13,070                         22,668
04/30/2000                 14,049                         23,679
07/31/2000                 13,712                         23,394
10/31/2000                 13,463                         23,435
01/31/2001                 14,600                         22,464
04/30/2001                 14,270                         20,609
07/31/2001                 14,423                         20,043
10/31/2001                 12,605                         17,602
01/31/2002                 13,804                         18,839
04/30/2002                 13,795                         18,009
07/31/2002                 11,607                         15,310
10/31/2002                 11,616                         14,945

Average Annual Total Returns of Class C Shares of the Fund at 10/31/02*
1-Year -8.77%   5-Year -2.73%   Since Inception 2.33%


Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
         Oppenheimer Value Fund (Class N)     S&P 500 Index
03/01/2001           10,000                       10,000
04/30/2001            9,928                       10,094
07/31/2001           10,050                        9,817
10/31/2001            8,794                        8,621
01/31/2002            9,635                        9,227
04/30/2002            9,640                        8,821
07/31/2002            8,126                        7,499
10/31/2002            8,143                        7,320

Average Annual Total Returns of Class N Shares of the Fund at 10/31/02*
1-Year  -8.33%             Since Inception  -11.60%



                           9 | OPPENHEIMER VALUE FUND

FUND PERFORMANCE

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
                 Oppenheimer Value Fund (Class Y)     S&P 500 Index
12/16/1996                 10,000                         10,000
01/31/1997                 10,699                         10,624
04/30/1997                 10,693                         10,881
07/31/1997                 12,637                         13,019
10/31/1997                 12,362                         12,531
01/31/1998                 12,552                         13,482
04/30/1998                 14,145                         15,349
07/31/1998                 13,292                         15,532
10/31/1998                 12,687                         15,289
01/31/1999                 14,111                         17,866
04/30/1999                 14,238                         18,700
07/31/1999                 13,984                         18,670
10/31/1999                 13,170                         19,212
01/31/2000                 12,392                         19,713
04/30/2000                 13,355                         20,593
07/31/2000                 13,062                         20,344
10/31/2000                 12,851                         20,380
01/31/2001                 13,980                         19,536
04/30/2001                 13,709                         17,923
07/31/2001                 13,905                         17,431
10/31/2001                 12,196                         15,308
01/31/2002                 13,387                         16,383
04/30/2002                 13,409                         15,661
07/31/2002                 11,321                         13,314
10/31/2002                 11,321                         12,997

Average Annual Total Returns of Class Y Shares of the Fund at 10/31/02*
1-Year -7.18%    5-Year -1.74%    Since Inception 2.13%

* See Notes on page 11 for further details.

The performance information for the S&P 500 Index in the graphs begins on 12/31/92 for Class A, 9/30/95 for Class B, 4/30/96 for Class C, 2/28/01 for
Class N and 12/31/96 for Class Y.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.



                           10 | OPPENHEIMER VALUE FUND

NOTES

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 9/16/85. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 10/2/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 5/1/96. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period.
Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 12/16/96. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.




                           11 | OPPENHEIMER VALUE FUND

                                                            Financial Statements
                                                                     Pages 13-30



                           12 | OPPENHEIMER VALUE FUND

STATEMENT OF INVESTMENTS  October 31, 2002


                                       Market Value
                              Shares     See Note 1
====================================================
Common Stocks--92.7%
----------------------------------------------------
Consumer Discretionary--8.5%
----------------------------------------------------
Auto Components--0.7%
Delphi Corp.                 214,500   $  1,492,920
----------------------------------------------------
Leisure Equipment & Products--1.0%
Mattel, Inc.                 110,800      2,034,288
----------------------------------------------------
Media--3.3%
News Corp. Ltd. (The),
Sponsored ADR,
Preference                   336,300      6,648,651
----------------------------------------------------
Textiles & Apparel--3.5%
Nike, Inc., Cl. B            151,000      7,125,690
----------------------------------------------------
Consumer Staples--1.2%
----------------------------------------------------
Tobacco--1.2%
Philip Morris Cos., Inc.      59,600      2,428,700
----------------------------------------------------
Energy--6.7%
----------------------------------------------------
Energy Equipment & Services--0.5%
Noble Corp. 1                 30,800        995,456
----------------------------------------------------
Oil & Gas--6.2%
Ashland, Inc.                 70,200      1,842,750
----------------------------------------------------
BP plc, ADR                  258,200      9,927,790
ChevronTexaco Corp.           14,000        946,820
                                        ------------
                                         12,717,360

----------------------------------------------------
Financials--31.8%
----------------------------------------------------
Banks--7.6%
Bank of America Corp.        163,600     11,419,280
----------------------------------------------------
Wachovia Corp.               119,800      4,167,842
                                        ------------
                                         15,587,122

----------------------------------------------------
Diversified Financials--14.3%
Capital One
Financial Corp.               71,000      2,163,370
----------------------------------------------------
Citigroup, Inc.               39,966      1,476,744
----------------------------------------------------
Franklin
Resources, Inc.              176,100      5,809,539
----------------------------------------------------
Freddie Mac                  127,200      7,832,976
----------------------------------------------------
Merrill Lynch
& Co., Inc.                   35,400      1,343,430
----------------------------------------------------
SLM Corp.                    102,600     10,541,124
                                        ------------
                                         29,167,183

----------------------------------------------------
Insurance--9.9%
Allstate Corp.                76,500      3,043,170
----------------------------------------------------
American International
Group, Inc.                  175,200     10,958,760


                                       Market Value
                              Shares     See Note 1
----------------------------------------------------
Insurance Continued
Hartford Financial
Services Group, Inc.          36,200   $  1,429,900
----------------------------------------------------
Prudential
Financial, Inc. 1            162,600      4,747,920
----------------------------------------------------
Travelers Property
Casualty Corp., Cl. A 1        3,368         44,963
----------------------------------------------------
Travelers Property
Casualty Corp., Cl. B 1        6,920         93,558
                                        ------------
                                         20,318,271

----------------------------------------------------
Health Care--5.4%
----------------------------------------------------
Health Care Providers & Services--3.7%
Aetna, Inc.                  171,800      6,923,540
----------------------------------------------------
Service Corp.
International 1              224,200        706,230
                                        ------------
                                          7,629,770

----------------------------------------------------
Pharmaceuticals--1.7%
Pharmacia Corp.               62,600      2,691,800
----------------------------------------------------
Schering-Plough Corp.         39,100        834,785
                                        ------------
                                          3,526,585

----------------------------------------------------
Industrials--10.0%
----------------------------------------------------
Aerospace & Defense--8.0%
Boeing Co.                   310,500      9,237,375
----------------------------------------------------
Lockheed
Martin Corp.                 124,400      7,202,760
                                        ------------
                                         16,440,135

----------------------------------------------------
Industrial Conglomerates--1.7%
Tyco
International Ltd.           235,000      3,398,100
----------------------------------------------------
Machinery--0.3%
Navistar

International Corp. 1         25,800        578,436

----------------------------------------------------
Information Technology--11.6%
----------------------------------------------------
Communications Equipment--4.6%
JDS Uniphase Corp. 1,2     1,458,800      3,283,759
----------------------------------------------------
QUALCOMM, Inc 1              177,900      6,141,108
                                        ------------
                                          9,424,867

----------------------------------------------------
Computers & Peripherals--3.9%
Hewlett-Packard Co.          371,800      5,874,440
----------------------------------------------------
Lexmark
International, Inc., Cl. A 1  26,800      1,592,456



                           13 | OPPENHEIMER VALUE FUND

STATEMENT OF INVESTMENTS  Continued



                                       Market Value
                              Shares     See Note 1
----------------------------------------------------
Computers & Peripherals Continued
Pinnacle Systems, Inc. 1      40,600  $     482,734
                                      --------------
                                          7,949,630

----------------------------------------------------
Electronic Equipment & Instruments--3.1%
Thermo
Electron Corp. 1             343,700      6,320,643
----------------------------------------------------
Materials--5.8%
----------------------------------------------------
Chemicals--0.9%
FMC Corp. 1                   53,700      1,642,683
----------------------------------------------------
Monsanto Co.                  13,357        220,791
                                      --------------
                                          1,863,474

----------------------------------------------------
Metals & Mining--0.4%
Alcoa, Inc.                   42,000       926,520
----------------------------------------------------
Paper & Forest Products--4.5%
Sappi Ltd.,
Sponsored ADR                743,300      9,112,858
----------------------------------------------------
Telecommunication Services--8.8%
----------------------------------------------------
Diversified Telecommunication Services--2.2%
Verizon
Communications, Inc.         121,600      4,591,616
----------------------------------------------------
Wireless Telecommunication Services--6.6%
AT&T Corp.                 1,033,200     13,472,928
----------------------------------------------------
Utilities--2.9%
----------------------------------------------------
Electric Utilities--2.9%
Dominion
Resources, Inc.              125,200      6,009,600
                                      --------------
Total Common Stocks
(Cost $186,306,877)                     189,760,803


                           Principal   Market Value
                              Amount     See Note 1
====================================================
Short-Term Notes--2.1%
Federal Home Loan Bank,
1.65%, 11/1/02
(Cost $4,200,000)         $4,200,000   $  4,200,000

====================================================
Joint Repurchase Agreements--4.5%
Undivided interest of 49.65% in joint
repurchase agreement (Market Value
$18,754,000) with Zion Bank/Capital
Markets Group, 1.85%, dated 10/31/02, to
be repurchased at $9,311,478 on 11/1/02,
collateralized by U.S. Treasury
Bonds, 2.125%, 10/31/04, with a
value of $19,178,339
(Cost $9,311,000)          9,311,000      9,311,000

----------------------------------------------------
Total Investments, at Value
(Cost $199,817,877)             99.3%   203,271,803
----------------------------------------------------
Other Assets Net
of Liabilities                   0.7      1,355,812
                               ---------------------
Net Assets                     100.0%  $204,627,615
                               =====================




Footnotes to Statement of Investments
1. Non-income producing security.
2. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                                  Contracts Expiration  Exercise   Premium Market Value
                            Subject to Call       Date     Price  Received   See Note 1
---------------------------------------------------------------------------------------
JDS Uniphase Corp.                       14    3/24/03     $2.50      $742         $700

See accompanying Notes to Financial Statements.



                           14 | OPPENHEIMER VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2002



===================================================================================
Assets
Investments, at value (cost $199,817,877)--see accompanying statement $203,271,803
-----------------------------------------------------------------------------------
Cash                                                                        56,772
-----------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                         5,466,226
Shares of capital stock sold                                               124,254
Interest and dividends                                                     115,849
Other                                                                        1,660
                                                                      -------------
Total assets                                                           209,036,564

===================================================================================
Liabilities
Options written, at value (premiums received $742)--see accompanying statement 700
-----------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                    3,976,112
Shares of capital stock redeemed                                           148,740
Shareholder reports                                                         87,054
Transfer and shareholder servicing agent fees                               69,827
Directors' compensation                                                     47,526
Distribution and service plan fees                                          41,070
Other                                                                       37,920
                                                                      -------------
Total liabilities                                                        4,408,949

===================================================================================
Net Assets                                                            $204,627,615
                                                                      =============

===================================================================================
Composition of Net Assets
Par value of shares of capital stock                                  $     13,895
-----------------------------------------------------------------------------------
Additional paid-in capital                                             245,650,297
-----------------------------------------------------------------------------------
Undistributed net investment income                                        177,268
-----------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions               (44,667,813)
-----------------------------------------------------------------------------------
Net unrealized appreciation on investments                               3,453,968
                                                                      -------------
Net Assets                                                            $204,627,615
                                                                      =============





                           15 | OPPENHEIMER VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued


================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share
(based on net assets of $141,562,779 and 9,576,254
shares of capital stock outstanding)                                      $14.78
Maximum offering price per share (net asset value
plus sales charge of 5.75% of offering price)                             $15.68
--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes
applicable contingent deferred sales charge) and
offering price per share (based on net assets of
$47,323,320 and 3,232,435 shares of capital stock
outstanding)                                                              $14.64
--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes
applicable contingent deferred sales charge) and
offering price per share (based on net assets of
$13,466,078 and 932,473 shares of capital stock
outstanding)                                                              $14.44
--------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes
applicable contingent deferred sales charge) and
offering price per share (based on net assets of
$1,201,397 and 81,857 shares of capital stock
outstanding)                                                              $14.68
--------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering
price per share (based on net assets of $1,074,041
and 71,781 shares of capital stock outstanding)                           $14.96



See accompanying Notes to Financial Statements.




                           16 | OPPENHEIMER VALUE FUND

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2002



===================================================================================
Investment Income
Dividends (net of foreign withholding taxes of $21,725)               $  3,535,454
-----------------------------------------------------------------------------------
Interest                                                                   240,249
                                                                      -------------
Total investment income                                                  3,775,703

===================================================================================
Expenses
Management fees                                                          1,481,518
-----------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                    405,280
Class B                                                                    562,278
Class C                                                                    129,685
Class N                                                                      2,521
-----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                    497,606
Class B                                                                    184,551
Class C                                                                     41,558
Class N                                                                      1,600
Class Y                                                                     29,516
-----------------------------------------------------------------------------------
Shareholder reports                                                         75,031
-----------------------------------------------------------------------------------
Accounting service fees                                                     15,000
-----------------------------------------------------------------------------------
Directors' compensation                                                     14,722
-----------------------------------------------------------------------------------
Custodian fees and expenses                                                  2,227
-----------------------------------------------------------------------------------
Other                                                                       15,310
                                                                      -------------
Total expenses                                                           3,458,403
Less reduction to custodian expenses                                          (485)
Less voluntary waiver of transfer and shareholder servicing agent
fees--Classes A, B, C and N                                                (19,021)
Less voluntary waiver of transfer and shareholder servicing agent
fees--Class Y                                                              (24,241)
                                                                      -------------
Net expenses                                                             3,414,656

===================================================================================
Net Investment Income                                                      361,047


===================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (including premiums on options exercised)                  (28,016,793)
Closing and expiration of option contracts written                         875,186
                                                                      -------------
Net realized loss                                                      (27,141,607)
-----------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                    10,745,185
                                                                      -------------
Net realized and unrealized loss                                       (16,396,422)


===================================================================================
Net Decrease in Net Assets Resulting from Operations                  $(16,035,375)
                                                                      =============


See accompanying Notes to Financial Statements.



                           17 | OPPENHEIMER VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS


Year Ended October 31,                                          2002          2001
===================================================================================
Operations
Net investment income (loss)                            $    361,047  $    (91,479)
-----------------------------------------------------------------------------------
Net realized loss                                        (27,141,607)   (7,841,920)
-----------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)      10,745,185    (7,812,172)
                                                        ---------------------------
Net decrease in net assets resulting from operations     (16,035,375)  (15,745,571)

===================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A                                                     (135,466)   (1,847,746)
Class B                                                           --       (87,334)
Class C                                                           --       (18,346)
Class N                                                          (43)           --
Class Y                                                       (3,575)           --

===================================================================================
Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions:
Class A                                                  (14,210,177)   (3,267,773)
Class B                                                   (6,150,602)   (2,239,487)
Class C                                                    4,299,663     1,787,816
Class N                                                    1,286,579        13,360
Class Y                                                      563,632       716,127

===================================================================================
Net Assets
Total decrease                                           (30,385,364)  (20,688,954)
-----------------------------------------------------------------------------------
Beginning of period                                      235,012,979   255,701,933
                                                        ---------------------------
End of period [including undistributed (overdistributed)
net investment income of $177,268 and $(44,695),
respectively]                                           $204,627,615  $235,012,979
                                                        ===========================



See accompanying Notes to Financial Statements.


                           18 | OPPENHEIMER VALUE FUND

FINANCIAL highlights


Class A     Year Ended October 31,           2002      2001      2000      1999      1998
===========================================================================================
Per Share Operating Data
Net asset value, beginning of period      $ 15.93   $ 17.06   $ 20.69   $ 20.91   $ 23.31
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                         .07       .03       .16       .17       .16
Net realized and unrealized gain (loss)     (1.21)     (.98)     (.65)      .64       .32
                                          -------------------------------------------------
Total from investment operations            (1.14)     (.95)     (.49)      .81       .48
-------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income         (.01)     (.18)     (.16)     (.17)     (.12)
Distributions from net realized gain           --        --     (2.98)     (.86)    (2.76)
                                          -------------------------------------------------
Total dividends and/or distributions
to shareholders                              (.01)     (.18)    (3.14)    (1.03)    (2.88)
-------------------------------------------------------------------------------------------
Net asset value, end of period             $14.78    $15.93    $17.06    $20.69    $20.91
                                          =================================================

===========================================================================================
Total Return, at Net Asset Value 1          (7.15)%   (5.60)%   (2.60)%    3.60%     2.24%

===========================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands) $141,563  $166,285  $181,566  $392,483  $456,264
-------------------------------------------------------------------------------------------
Average net assets (in thousands)        $166,319  $181,631  $234,840  $448,884  $442,138
-------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                        0.38%     0.19%     0.66%     0.68%     0.84%
Expenses                                     1.22%     1.26%     1.17%     1.02%     0.98% 3
-------------------------------------------------------------------------------------------
Portfolio turnover rate                       150%      336%       86%      135%      106%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.



                           19 | OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS  Continued


Class B     Year Ended October 31,           2002      2001      2000      1999      1998
===========================================================================================
Per Share Operating Data
Net asset value, beginning of period      $ 15.89   $ 16.99   $ 20.58   $ 20.83   $ 23.32
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                 (.10)     (.11)     (.05)     (.03)      .02
Net realized and unrealized gain (loss)     (1.15)     (.97)     (.56)      .66       .30
                                          -------------------------------------------------
Total from investment operations            (1.25)    (1.08)     (.61)      .63       .32
-------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income           --      (.02)       --      (.02)     (.05)
Distributions from net realized gain           --        --     (2.98)     (.86)    (2.76)
                                          -------------------------------------------------
Total dividends and/or distributions
to shareholders                                --      (.02)    (2.98)     (.88)    (2.81)
-------------------------------------------------------------------------------------------
Net asset value, end of period             $14.64    $15.89    $16.99    $20.58    $20.83
                                          =================================================

===========================================================================================
Total Return, at Net Asset Value 1          (7.87)%   (6.34)%  (3.28)%    2.79%     1.47%

===========================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)  $47,323   $57,584   $64,287  $102,736  $123,260
-------------------------------------------------------------------------------------------
Average net assets (in thousands)         $56,200   $65,115   $79,239  $123,616  $110,240
-------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income (loss)                (0.40)%   (0.57)%   (0.14)%   (0.08)%    0.08%
Expenses                                     2.01%     2.01%     1.93%     1.77%     1.73% 3
-------------------------------------------------------------------------------------------
Portfolio turnover rate                       150%      336%       86%      135%      106%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.



                           20 | OPPENHEIMER VALUE FUND

Class C     Year Ended October 31,           2002      2001      2000      1999      1998
===========================================================================================
Per Share Operating Data
Net asset value, beginning of period      $ 15.67   $ 16.77   $ 20.35   $ 20.60   $ 23.07
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                 (.01)     (.08)     (.04)     (.02)      .01
Net realized and unrealized gain (loss)     (1.22)     (.99)     (.56)      .65       .31
                                          -------------------------------------------------
Total from investment operations            (1.23)    (1.07)     (.60)      .63       .32
-------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income           --      (.03)       --      (.02)     (.03)
Distributions from net realized gain           --        --     (2.98)     (.86)    (2.76)
                                          -------------------------------------------------
Total dividends and/or distributions
to shareholders                                --      (.03)    (2.98)     (.88)    (2.79)
-------------------------------------------------------------------------------------------
Net asset value, end of period             $14.44    $15.67    $16.77    $20.35    $20.60
                                          =================================================

===========================================================================================
Total Return, at Net Asset Value 1          (7.85)%   (6.38)%   (3.27)%    2.82%     1.47%

===========================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)  $13,466   $10,494   $ 9,849   $14,582   $18,204
-------------------------------------------------------------------------------------------
Average net assets (in thousands)         $12,977   $11,088   $11,975   $17,746   $15,355
-------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income (loss)                (0.41)%   (0.56)%   (0.14)%   (0.07)%    0.06%
Expenses                                     2.00%     2.01%     1.93%     1.77%     1.73% 3
-------------------------------------------------------------------------------------------
Portfolio turnover rate                       150%      336%       86%      135%      106%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.



                           21 | OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS  Continued


Class N     Year Ended October 31,                             2002      2001 1
================================================================================
Per Share Operating Data
Net asset value, beginning of period                        $ 15.90   $ 18.08
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                    .05      (.02)
Net realized and unrealized loss                              (1.22)    (2.16)
                                                            --------------------
Total from investment operations                              (1.17)    (2.18)
--------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                           (.05)       --
Distributions from net realized gain                             --        --
                                                            --------------------
Total dividends and/or distributions
to shareholders                                                (.05)      --
--------------------------------------------------------------------------------
Net asset value, end of period                               $14.68    $15.90
                                                            ====================

================================================================================
Total Return, at Net Asset Value 2                            (7.41)%  (12.06)%

================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                     $1,201       $12
--------------------------------------------------------------------------------
Average net assets (in thousands)                            $  508       $ 5
--------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                                   0.00%    (0.45)%
Expenses                                                       1.49%     1.61%
--------------------------------------------------------------------------------
Portfolio turnover rate                                         150%      336%



1. For the period from March 1, 2001 (inception of offering) to October 31,
2001.

2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.



                           22 | OPPENHEIMER VALUE FUND

Class Y     Year Ended October 31,           2002      2001      2000      1999      1998
===========================================================================================
Per Share Operating Data
Net asset value, beginning of period      $ 16.20   $ 17.07   $ 20.72   $ 20.97   $ 23.34
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                  .06 1     .10 1     .17 1     .22       .22
Net realized and unrealized gain (loss)     (1.21) 1   (.97) 1   (.63) 1    .64       .34
                                          -------------------------------------------------
Total from investment operations            (1.15)     (.87)     (.46)      .86       .56
-------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income         (.09)       --      (.21)     (.25)     (.17)
Distributions from net realized gain           --        --     (2.98)     (.86)    (2.76)
                                          -------------------------------------------------
Total dividends and/or distributions
to shareholders                              (.09)       --     (3.19)    (1.11)    (2.93)
-------------------------------------------------------------------------------------------
Net asset value, end of period             $14.96    $16.20    $17.07    $20.72    $20.97
                                          =================================================

===========================================================================================
Total Return, at Net Asset Value 2          (7.18)%   (5.10)%   (2.42)%    3.81%     2.63%

===========================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)   $1,074      $638   $     1   $76,571  $136,729
-------------------------------------------------------------------------------------------
Average net assets (in thousands)          $  955      $155   $48,714   $95,765  $118,010
-------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                        0.33%     0.62%     1.06%     0.90%     1.19%
Expenses                                     3.77%     1.20%     0.97%     0.76%     0.62% 4
Expenses, net of voluntary waiver
of transfer agent fees and/or
reduction to custodian expenses              1.23%     0.83%     0.97%     0.76%     0.62%
-------------------------------------------------------------------------------------------
Portfolio turnover rate                       150%      336%       86%      135%      106%



1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.



                           23 | OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS



--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer Value Fund (the Fund), a series of Oppenheimer Series Fund, Inc. (the Company), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
   The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates on the valuation date. Amounts related to the purchase and sale of foreign securities and investment income are translated at the prevailing exchange rates on the respective dates of such transactions.



                           24 | OPPENHEIMER VALUE FUND

   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Directors' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended October 31, 2002, the Fund's projected benefit obligations were increased by $5,725 and payments of $3,821 were made to retired directors, resulting in an accumulated liability of $46,599 as of October 31, 2002.
   The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is invested for the Board of Directors in shares of one or more Oppenheimer funds selected by the director. The amount paid to the Board of Directors under the plan will be determined based upon the performance of the selected funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

   During the fiscal year ended October 31, 2002, the Fund did not utilize any capital loss carryforward.



                           25 | OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued



--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
As of October 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                              Expiring
                              ----------------------
                              2008       $ 9,239,162
                              2009         5,386,519
                              2010        27,168,039
                                         -----------
                              Total      $41,793,720
                                         ===========

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the year ended October 31, 2002 and year ended October 31, 2001 was as follows:

                                           Year Ended        Year Ended
                                     October 31, 2002  October 31, 2001
                 ------------------------------------------------------
                 Distributions paid from:
                 Ordinary income             $139,084        $1,953,426
                 Long-term capital gain            --                --
                 Return of capital                 --                --
                                             --------------------------
                 Total                       $139,084        $1,953,426
                                             ==========================

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:


                 Undistributed net investment income $    177,268
                 Accumulated net realized loss        (44,667,813)
                 Net unrealized appreciation            3,453,968
                                                     ------------
                 Total                               $(41,036,577)
                                                     ============

--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.



                           26 | OPPENHEIMER VALUE FUND

--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Capital Stock
The Fund has authorized 600 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                         Year Ended October 31, 2002   Year Ended October 31, 2001 1
                                Shares        Amount         Shares         Amount
-----------------------------------------------------------------------------------
Class A
Sold                         1,908,060  $ 31,560,410      2,495,305    $43,546,414
Dividends and/or
distributions reinvested         7,395       129,115        110,601      1,770,750
Redeemed                    (2,777,138)  (45,899,702)    (2,809,551)   (48,584,937)
                            -------------------------------------------------------
Net decrease                  (861,683) $(14,210,177)      (203,645)   $(3,267,773)
                            =======================================================

-----------------------------------------------------------------------------------
Class B
Sold                           849,996  $ 13,980,805      1,321,460    $23,155,557
Dividends and/or
distributions reinvested            --            --          5,009         80,552
Redeemed                    (1,241,241)  (20,131,407)    (1,487,290)   (25,475,596)
                            -------------------------------------------------------
Net decrease                  (391,245) $ (6,150,602)      (160,821)   $(2,239,487)
                            =======================================================

-----------------------------------------------------------------------------------
Class C
Sold                           508,463  $  8,150,546        535,330    $ 9,404,405
Dividends and/or
distributions reinvested            --            --          1,085         17,218
Redeemed                      (245,484)   (3,850,883)      (454,363)    (7,633,807)
                            -------------------------------------------------------
Net increase                   262,979  $  4,299,663         82,052    $ 1,787,816
                            =======================================================

-----------------------------------------------------------------------------------
Class N
Sold                            91,314  $  1,447,129            763    $    13,364
Dividends and/or
distributions reinvested             2            40             --             --
Redeemed                       (10,222)     (160,590)            --             (4)
                            -------------------------------------------------------
Net increase                    81,094  $  1,286,579            763    $    13,360
                            =======================================================

-----------------------------------------------------------------------------------
Class Y
Sold                            46,172  $    771,487         42,200    $   765,652
Dividends and/or
distributions reinvested           201         3,570             --             --
Redeemed                       (13,958)     (211,425)        (2,892)       (49,525)
                            -------------------------------------------------------
Net increase                    32,415  $    563,632         39,308    $   716,127
                            =======================================================

1. For the year ended October 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to October 31, 2001, for Class N shares.



                           27 | OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued



--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2002, were $334,479,987 and $333,369,595, respectively.

As of October 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $202,691,968 was composed of:

                     Gross unrealized appreciation $ 16,413,941
                     Gross unrealized depreciation  (15,834,106)
                                                   ------------
                     Net unrealized appreciation   $    579,835
                                                   ============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.625% of the first $300 million of average annual net assets of the Fund, 0.50% of the next $100 million, and 0.45% of average annual net assets in excess of $400 million.

--------------------------------------------------------------------------------
Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
   Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of Class Y shares and for all other classes, up to an annual rate of 0.35% of average net assets of each class. Beginning November 1, 2002, transfer agent fees for Class Y shares are limited to 0.35% of the Fund's average daily net assets. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.



                           28 | OPPENHEIMER VALUE FUND

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                  Aggregate         Class A    Concessions    Concessions    Concessions     Concessions
                  Front-End       Front-End     on Class A     on Class B     on Class C      on Class N
              Sales Charges   Sales Charges         Shares         Shares         Shares          Shares
                 on Class A     Retained by    Advanced by    Advanced by    Advanced by     Advanced by
 Year Ended          Shares     Distributor  Distributor 1  Distributor 1  Distributor 1   Distributor 1
---------------------------------------------------------------------------------------------------------
 October 31, 2002  $328,773        $140,953        $24,890       $321,368        $55,902         $13,817

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                           Class A       Class B        Class C        Class N
                        Contingent    Contingent     Contingent     Contingent
                          Deferred      Deferred       Deferred       Deferred
                     Sales Charges Sales Charges  Sales Charges  Sales Charges
                       Retained by   Retained by    Retained by    Retained by
 Year Ended            Distributor   Distributor    Distributor    Distributor
------------------------------------------------------------------------------
 October 31, 2002           $5,940      $147,720         $2,050           $782


--------------------------------------------------------------------------------
Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended October 31, 2002, payments under the Class A Plan totaled $405,280, all of which were paid by the Distributor to recipients, and included $119,416 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

Distribution fees paid to the Distributor for the year ended October 31, 2002, were as follows:

                                                                  Distributor's
                                                   Distributor's      Aggregate
                                                       Aggregate   Unreimbursed
                                                    Unreimbursed  Expenses as %
                     Total Payments Amount Retained     Expenses  of Net Assets
                         Under Plan  by Distributor   Under Plan       of Class
--------------------------------------------------------------------------------
 Class B Plan              $562,278        $439,448   $2,197,410           4.64%
 Class C Plan               129,685          34,048      374,036           2.78
 Class N Plan                 2,521           2,218       20,528           1.71



                           29 | OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
5. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
   The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
   Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
   Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities.
Realized gains and losses are reported in the Statement of Operations.
   The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended October 31, 2002 was as follows:

                                                       Call Options
                                           ------------------------
                                           Number of      Amount of
                                           Contracts       Premiums
-------------------------------------------------------------------
 Options outstanding as of October 31, 2001    2,600    $   267,991
 Options written                               9,176      1,216,250
 Options closed or expired                   (11,312)    (1,373,347)
 Options exercised                              (450)      (110,152)
                                           ------------------------
 Options outstanding as of October 31, 2002       14    $       742
                                           ========================


================================================================================
6. Bank Borrowings
Effective November 13, 2001 the Fund no longer participated in an agreement with other Oppenheimer funds in an unsecured line of credit with a bank. The Fund may borrow from a bank for temporary or emergency purposes, provided asset coverage for borrowings exceeds 300%.
   The Fund had no borrowings outstanding during the year ended October 31, 2002.



                           30 | OPPENHEIMER VALUE FUND

INDEPENDENT AUDITORS' REPORT



================================================================================
The Board of Directors and Shareholders of
Oppenheimer Value Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Value Fund, including the statement of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Value Fund as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP

Denver, Colorado
November 21, 2002



                           31 | OPPENHEIMER VALUE FUND

FEDERAL INCOME TAX INFORMATION  Unaudited


================================================================================
In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
   Dividends of $0.0128, $0.0496 and $0.0917 per share were paid to Class A, Class N and Class Y shareholders, respectively, on December 7, 2001, all of which was designated as a "ordinary income" for federal income tax purposes.
   Dividends paid by the Fund during the fiscal year ended October 31, 2002 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the amount eligible for the corporate dividend-received deduction.
   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



                           32 | OPPENHEIMER VALUE FUND

SHAREHOLDER MEETING  Unaudited


================================================================================
On September 24, 2002, a special shareholder meeting of the Fund was held at which all of the nominees for Director of Oppenheimer Series Fund, Inc. (the "Corporation") on behalf of its series, Oppenheimer Value Fund were elected and all proposals were approved by shareholders as described in the Fund's proxy statement for that meeting. The following is a report of the votes cast:

--------------------------------------------------------------------------------
Proposal No. 1

The following eleven persons were elected to serve as Director of the Corporation1 until their successors are elected and shall qualify:

Nominee                              For            Against               Total
-------------------------------------------------------------------------------
Leon Levy                 13,583,623.209        476,148.281      14,059,771.490
Donald W. Spiro           13,633,611.516        426,159.974      14,059,771.490
John V. Murphy            13,659,242.576        400,528.914      14,059,771.490
Robert G. Galli           13,614,810.277        444,961.213      14,059,771.490
Phillip A. Griffiths      13,664,597.884        395,176.606      14,059,771.490
Benjamin Lipstein         13,617,938.322        441,833.168      14,059,771.490
Elizabeth B. Moynihan     13,655,782.047        403,989.443      14,059,771.490
Kenneth A. Randall        13,648,925.235        410,846.255      14,059,771.490
Edward V. Regan           13,664,856.007        394,915.483      14,059,771.490
Russell S. Reynolds, Jr.  13,645,375.820        414,395.670      14,059,771.490
Clayton K. Yeutter        13,646,989.416        412,782.074      14,059,771.490

1. The Fund, along with Oppenheimer Disciplined Allocation Fund (the "Funds"), are series of the Corporation. Therefore the Funds have the same Board of Directors and the voting results for the election of Directors reflects the combined vote of the shares of both funds.

                                                                Broker
                For        Against           Abstain         Non-Votes            Total
---------------------------------------------------------------------------------------
Proposal No. 2

2(a). Replacement of the fundamental investment policy with a non-fundamental investment policy with respect to purchasing restricted or illiquid securities:
      5,400,534.779    841,726.821       561,312.255       777,365.000    7,580,938.855

2(b). Elimination of the fundamental investment policy with respect to purchasing securities on margin and making short sales:
      5,262,376.500    989,775.577       551,421.778       777,365.000    7,580,938.855

2(c). Elimination of the fundamental investment policy with respect to investing in a company of the purpose of exercising control:
      5,433,317.897    831,175.292       539,080.666       777,365.000    7,580,938.855

2(d). Elimination of the fundamental investment policy with respect to investing in oil, gas or other mineral exploration or development programs, and amendment of the fundamental policy with respect to commodities and real estate:
      5,763,275.267    527,514.319       511,784.269       778,365.000    7,580,938.855

2(e). Elimination of the fundamental investment policy with respect to entering in reverse repurchase agreements:
      5,285,759.833    865,568.458       652,245.564       777,365.000    7,580,938.855

2(f). Elimination of the fundamental investment policy with respect to investing in securities of foreign issuers:
      5,468,463.167    783,693.354       551,417.334       777,365.000    7,580,938.855

2(g). Amendment of the fundamental investment policy with respect to industry concentration:
      5,554,474.487    692,189.830       556,909.538       777,365.000    7,580,938.855


                           33 | OPPENHEIMER VALUE FUND

SHAREHOLDER MEETING  Continued


                                                                Broker
                For        Against           Abstain         Non-Votes            Total
---------------------------------------------------------------------------------------
Proposal No. 2 Continued

2(h). Replacement of the fundamental investment policy with a non-fundamental investment policy with respect to investing in other investment companies:
      5,407,363.194    807,077.873       589,132.788       777,365.000    7,580,938.855

2(i). Elimination of the fundamental investment policy with respect to writing, purchasing or selling puts, calls of combinations thereof:
      5,371,001.443    803,911.172       628,661.240       777,365.000    7,580,938.855

2(j). Amendment of the fundamental investment policy with respect to borrowing:
      5,201,189.744  1,041,006.344       561,377.767       777,365.000    7,580,938.855

2(k). Elimination of the fundamental investment policy with respect to pledging, mortgaging or hypothecating of assets:
      5,206,888.365    964,368.894       632,316.596       777,365.000    7,580,938.855

2(l). Amendment of the fundamental investment policy with respect to lending:
      5,431,098.275    813,830.942       558,644.638       777,365.000    7,580,938.855

2(m). Amendment of the fundamental investment policy with respect to diversification:
      5,839,318.342    459,466.892       504,788.621       777,365.000    7,580,938.855



                           34 | OPPENHEIMER VALUE FUND

DIRECTORS AND OFFICERS


============================================================================================
Name, Age, Position(s) Held     Principal Occupation(s) During Past 5 Years / Other
with Fund and Length            Trusteeships/Directorships Held by Director / Number of
of Service                      Portfolios in Fund Complex Currently Overseen by Director

INDEPENDENT                     The address of each Director in the chart below is 6803 S.
DIRECTORS                       Tucson Way, Centennial, CO 80112-3924. Each Director serves for an indefinite term, until his or her resignation,
                                retirement, death or removal.

Leon Levy,                      General Partner (since 1982) of Odyssey Partners, L.P.
Chairman of the Board           (investment partnership) and Chairman of the Board (since
of Directors (since 1985)       1981) of Avatar Holdings, Inc. (real estate development).
Age: 77                         Oversees 31 portfolios in the OppenheimerFunds complex.

Robert G. Galli,                A trustee or director of other Oppenheimer funds. Formerly
Director (since 1993)           Vice Chairman (October 1995-December 1997) of
Age: 69                         OppenheimerFunds, Inc. (the Manager). Oversees 41 portfolios in the OppenheimerFunds complex.

Phillip A. Griffiths,           The Director (since 1991) of the Institute for Advanced
Director (since 1999)           Study, Princeton, N.J., director (since 2001) of GSI
Age: 64                         Lumonics and a member of the National Academy of Sciences
                                (since 1979); formerly (in descending chronological order) a director of Bankers Trust Corporation, Provost and Professor of Mathematics at Duke University, a director of Research
                                Triangle Institute, Raleigh, N.C., and a Professor of
                                Mathematics at Harvard University. Oversees 31 portfolios in the OppenheimerFunds complex.

Benjamin Lipstein,              Professor Emeritus of Marketing, Stern Graduate School of
Director (since 1985)           Business Administration, New York University. Oversees 31
Age: 79                         portfolios in the OppenheimerFunds complex.

Joel W. Motley,                 Director (January 2002-present), Columbia Equity Financial
Director (since 2002)           Corp. (privately-held financial adviser); Managing Director
Age: 50                         (January 2002-present), Carmona Motley Inc. (privately-held financial adviser); Formerly he held the following
                                positions: Managing Director (January 1998-December 2001),
                                Carmona Motley Hoffman Inc. (privately-held financial
                                adviser); Managing Director (January 1992-December 1997),
                                Carmona Motley & Co. (privately-held financial adviser).
                                Oversees 31 portfolios in the OppenheimerFunds complex.

Elizabeth B. Moynihan,          Author and architectural historian; a trustee of the Freer
Director (since 1992)           Gallery of Art and Arthur M. Sackler Gallery (Smithsonian
Age: 73                         Institute), Trustees Council of the National Building
                                Museum; a member of the Trustees Council, Preservation
                                League of New York State. Oversees 31 portfolios in the
                                OppenheimerFunds complex.

Kenneth A. Randall,             A director of Dominion Resources, Inc. (electric utility
Director (since 1985)           holding company) and Prime Retail, Inc. (real estate
Age: 75                         investment trust); formerly a director of Dominion Energy,
                                Inc. (electric power and oil & gas producer), President and
                                Chief Executive Officer of The Conference Board, Inc.
                                (international economic and business research) and a
                                director of Lumbermens Mutual Casualty Company, American
                                Motorists Insurance Company and American Manufacturers
                                Mutual Insurance Company. Oversees 31 portfolios in the
                                OppenheimerFunds complex.




                           35 | OPPENHEIMER VALUE FUND

DIRECTORS AND OFFICERS  Continued


Edward V. Regan,                President, Baruch College, CUNY; a director of RBAsset (real
Director (since 1993)           estate manager); a director of OffitBank; formerly Trustee,
Age: 72                         Financial Accounting Foundation (FASB and GASB), Senior
                                Fellow of Jerome Levy Economics Institute, Bard College,
                                Chairman of Municipal Assistance Corporation for the City of
                                New York, New York State Comptroller and Trustee of New York
                                State and Local Retirement Fund. Oversees 31 investment
                                companies in the OppenheimerFunds complex.

Russell S. Reynolds, Jr.,       Chairman (since 1993) of The Directorship Search Group, Inc.
Director (since 1989)           (corporate governance consulting and executive recruiting);
Age: 70                         a life trustee of International House (non-profit
                                educational organization), and a trustee (since 1996) of the
                                Greenwich Historical Society. Oversees 31 portfolios in the
                                OppenheimerFunds complex.

Donald W. Spiro,                Chairman Emeritus (since January 1991) of OppenheimerFunds,
Vice Chairman of the Board      Inc. (the Manager). Formerly a director (January 1969-August
of Directors (since 1985)       1999) of the Manager. Oversees 31 portfolios in the
Age: 76                         OppenheimerFunds complex.

Clayton K. Yeutter,             Of Counsel (since 1993), Hogan & Hartson (a law firm). Other
Director (since 1991)           directorships: Caterpillar, Inc. (since 1993) and
Age: 71                         Weyerhaeuser Co. (since 1999). Oversees 31 portfolios in the
                                OppenheimerFunds complex.

============================================================================================
INTERESTED DIRECTOR             The address of Mr. Murphy in the chart below is 498 Seventh
AND OFFICER                     Avenue, New York, NY 10018. Mr. Murphy serves for an
                                indefinite term, until his resignation, death or removal.

John V. Murphy,                 Chairman, Chief Executive Officer and director (since June
President and Director          2001) and President (since September 2000) of the Manager;
(since 2001)                    President and a director or trustee of other Oppenheimer
Age: 53                         funds; President and a director (since July 2001) of
                                Oppenheimer Acquisition Corp., the Manager's parent holding company, and of Oppenheimer Partnership Holdings, Inc., a
                                holding company subsidiary of the Manager; a director (since
                                November 2001) of OppenheimerFunds Distributor, Inc., the
                                Fund's distributor; Chairman and a director (since July
                                2001) of Shareholder Services, Inc. and of Shareholder
                                Financial Services, Inc., transfer agent subsidiaries of the
                                Manager; President and a director (since July 2001) of
                                OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; a director of the following
                                investment advisory subsidiaries of the Manager: OFI
                                Institutional Asset Management, Inc. and Centennial Asset
                                Management Corporation (since November 2001), HarbourView
                                Asset Management Corporation and OFI Private Investments,
                                Inc. (since July 2001); President (since November 1, 2001)
                                and a director (since July 2001) of Oppenheimer Real Asset
                                Management, Inc.; a director (since November 2001) of
                                Trinity Investment Management Corp. and Tremont Advisers,
                                Inc., investment advisory affiliates of the Manager;
                                Executive Vice President (since February 1997) of
                                Massachusetts Mutual Life Insurance Company, the Manager's
                                parent company; a director (since June 1995) of DLB
                                Acquisition Corporation (a holding company that holds the
                                shares of David L. Babson & Company, Inc.); formerly, Chief
                                Operating Officer (from September 2000 to June 2001) of the
                                Manager; President and trustee (from November 1999 to
                                November 2001) of MML Series Investment Fund and MassMutual
                                Institutional Funds, open-end investment companies; a
                                director (from September 1999 to August 2000) of C.M. Life
                                Insurance Company; President, Chief Executive Officer and
                                director (from September 1999 to August 2000) of MML Bay
                                State Life Insurance Company; a director (from June 1989 to
                                June 1998) of Emerald Isle Bancorp and Hibernia Savings
                                Bank, a wholly-owned subsidiary of Emerald Isle Bancorp.
                                Oversees 69 portfolios in the OppenheimerFunds complex.




                           36 | OPPENHEIMER VALUE FUND

============================================================================================
OFFICERS                        The address of the Officers in the chart below is as
                                follows: for Messrs. Leavy and Zack, 498 Seventh Avenue, New
                                York, NY 10018, for Mr. Wixted, 6803 S. Tucson Way,
                                Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or
                                removal.

Christopher Leavy,              Senior Vice President (since September 2000) of the Manager;
Vice President (since 2000)     prior to joining the Manager in September 2000, he was a
Age: 31                         portfolio manager of Morgan Stanley Dean Witter Investment
                                Management (from 1997) prior to which he was a portfolio
                                manager and equity analyst of Crestar Asset Management (from
                                1995). An officer of 5 portfolios in the OppenheimerFunds
                                complex

Brian W. Wixted,                Senior Vice President and Treasurer (since March 1999) of
Treasurer, Principal Financial  the Manager; Treasurer (since March 1999) of HarbourView
and Accounting Officer          Asset Management Corporation, Shareholder Services, Inc.,
(since 1999)                    Oppenheimer Real Asset Management Corporation, Shareholder
Age: 43                         Financial Services, Inc., Oppenheimer Partnership Holdings,
                                Inc., OFI Private Investments, Inc. (since March 2000),
                                OppenheimerFunds International Ltd. and Oppenheimer
                                Millennium Funds plc (since May 2000) and OFI Institutional
                                Asset Management, Inc. (since November 2000) (offshore fund management subsidiaries of the Manager); Treasurer and Chief
                                Financial Officer (since May 2000) of Oppenheimer Trust
                                Company (a trust company subsidiary of the Manager);
                                Assistant Treasurer (since March 1999) of Oppenheimer
                                Acquisition Corp. and OppenheimerFunds Legacy Program (since
                                April 2000); formerly Principal and Chief Operating Officer
                                (March 1995-March 1999), Bankers Trust Company-Mutual Fund
                                Services Division. An officer of 85 portfolios in the
                                OppenheimerFunds complex.

Robert G. Zack,                 Senior Vice President (since May 1985) and General Counsel
Secretary (since 2001)          (since February 2002) of the Manager; General Counsel and a
Age: 54                         director (since November 2001) of OppenheimerFunds
                                Distributor, Inc.; Senior Vice President and General Counsel
                                (since November 2001) of HarbourView Asset Management
                                Corporation; Vice President and a director (since November
                                2000) of Oppenheimer Partnership Holdings, Inc.; Senior Vice
                                President, General Counsel and a director (since November
                                2001) of Shareholder Services, Inc., Shareholder Financial
                                Services, Inc., OFI Private Investments, Inc., Oppenheimer
                                Trust Company and OFI Institutional Asset Management, Inc.;
                                General Counsel (since November 2001) of Centennial Asset
                                Management Corporation; a director (since November 2001) of
                                Oppenheimer Real Asset Management, Inc.; Assistant Secretary
                                and a director (since November 2001) of OppenheimerFunds
                                International Ltd.; Vice President (since November 2001) of
                                OppenheimerFunds Legacy Program; Secretary (since November
                                2001) of Oppenheimer Acquisition Corp.; formerly Acting
                                General Counsel (November 2001-February 2002) and Associate
                                General Counsel (May 1981-October 2001) of the Manager;
                                Assistant Secretary of Shareholder Services, Inc. (May
                                1985-November 2001), Shareholder Financial Services, Inc.
                                (November 1989-November 2001); OppenheimerFunds
                                International Ltd. and Oppenheimer Millennium Funds plc
                                (October 1997-November 2001). An officer of 85 portfolios in the OppenheimerFunds complex.



The Fund's Statement of Additional Information contains additional information about the Fund's Directors and is available without charge upon request.



                           37 | OPPENHEIMER VALUE FUND

OPPENHEIMER VALUE FUND

A Series of Oppenheimer Series Fund, Inc.
================================================================================
Investment Advisor                     OppenheimerFunds, Inc.

================================================================================
Distributor                            OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder               OppenheimerFunds Services
Servicing Agent

================================================================================
Independent Auditors                   KPMG LLP

================================================================================
Legal Counsel                          Mayer Brown Rowe & Maw



(C)Copyright 2002 OppenheimerFunds, Inc. All rights reserved.



                           38 | OPPENHEIMER VALUE FUND

OPPENHEIMERFUNDS FAMILY

==========================================================================================================
Global Equity          Developing Markets Fund                    Global Fund
                       International Small Company Fund           Quest Global Value Fund
                       Europe Fund                                Global Growth & Income Fund
                       International Growth Fund

---------------------------------------------------------------------------------------------------------
Equity                 Stock                                      Stock & Bond
                       Emerging Technologies Fund                 Quest Opportunity Value Fund
                       Emerging Growth Fund                       Total Return Fund
                       Enterprise Fund                            Quest Balanced Value Fund
                       Discovery Fund                             Capital Income Fund
                       Main Street(R)Small Cap Fund               Multiple Strategies Fund
                       Small Cap Value Fund                       Disciplined Allocation Fund
                       MidCap Fund                                Convertible Securities Fund
                       Main Street(R)Opportunity Fund              Specialty
                       Growth Fund                                Real Asset Fund(R)
                       Capital Appreciation Fund                  Gold & Special Minerals Fund
                       Main Street(R)Growth & Income Fund          Tremont Market Neutral Fund, LLC 1
                       Value Fund                                 Tremont Opportunity Fund, LLC 1
                       Quest Capital Value Fund
                       Quest Value Fund
                       Trinity Large Cap Growth Fund
                       Trinity Core Fund
                       Trinity Value Fund

---------------------------------------------------------------------------------------------------------
Income                 Taxable                                    Rochester Division
                       International Bond Fund                    California Municipal Fund 3
                       High Yield Fund                            New Jersey Municipal Fund 3
                       Champion Income Fund                       New York Municipal Fund 3
                       Strategic Income Fund                      Municipal Bond Fund
                       Bond Fund                                  Limited Term Municipal Fund 4
                       Senior Floating Rate Fund                  Rochester National Municipals
                       U.S. Government Trust                      Rochester Fund Municipals
                       Limited-Term Government Fund               Limited Term New York Municipal Fund
                       Capital Preservation Fund 2                Pennsylvania Municipal Fund 3

---------------------------------------------------------------------------------------------------------
Select Managers        Stock                                      Stock & Bond
                       Mercury Advisors Focus Growth Fund         QM Active Balanced Fund 2
                       Gartmore Millennium Growth Fund II
                       Jennison Growth Fund
                       Salomon Brothers All Cap Fund 5
                       Mercury Advisors S&P 500(R) Index Fund 2

---------------------------------------------------------------------------------------------------------
Money Market 6         Money Market Fund                          Cash Reserves


1. Special investor qualification and minimum investment requirements apply. See the prospectus for details.

2. Available only through qualified retirement plans.

3. Available to investors only in certain states.

4. The Fund's name was changed from "Oppenheimer Intermediate Municipal Fund" on October 31, 2002.

5. The Fund's name was changed from "Oppenheimer Select Managers Salomon Brothers Capital Fund" on May 1, 2002.

6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.



                           39 | OPPENHEIMER VALUE FUND

1.800.CALL OPP PHONELINK

Call 1.800.CALL OPP (1.800.225.5677) for answers to many of your questions. Our automated speech recognition system provides you access to all the information and services you need.

With PhoneLink you can:

  o Obtain account balances, share price (NAV) and dividends paid
  o Verify your most recent transactions
  o Buy, redeem or exchange mutual fund shares
  o Create custom lists of your accounts, funds or market indices
  o Order duplicate statements or Form 1099 DIV
  o Obtain market data (closing market information for Dow Jones Industrial Average, Nasdaq Composite and S&P 500 Index)
  o Speak to a Customer Service Representative 1 by saying "Agent" when prompted
  o And more!



Quick list of PhoneLink commands

Say                                     To:

[Account # or Social Security # + PIN]  Get dollar and share balances, NAVs, transaction history or request
                                        transactions

[Fund name, share class]                Get current price/dividend information

Balance                                 Hear your balance/list of accounts

History                                 Hear your most recent transactions

Purchase or buy                         Buy shares

Exchange                                Exchange shares

Liquidation or redemption               Sell shares

Dow Jones or Market Indices             Hear closing market information (Dow
                                        Jones Industrial Average, Nasdaq
                                        Composite and S&P 500)

Custom list                             Create, play or edit custom list of your
                                        accounts, funds or market indices


1. You may speak to a Customer Service Representative during normal business hours.



                           40 | OPPENHEIMER VALUE FUND

                       THIS PAGE INTENTIONALLY LEFT BLANK.

INFORMATION AND SERVICES


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--------------------------------------------------------------------------------
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Sat (January-April) 10am-4pm ET
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--------------------------------------------------------------------------------
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P.O. Box 5270, Denver, CO 80217-5270

For Overnight Delivery
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10200 East Girard Avenue, Building D
Denver, CO 80231
--------------------------------------------------------------------------------
Ticker Symbols
Class A: CGRWX  Class B: CGRBX  Class C: CGRCX  Class N: CGRNX  Class Y: CGRYX



1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


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                                                              Distributor, Inc.



RA0375.001.1002   December 30, 2002